Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual Report of Great Wall Builders Ltd., (the "Company") on Form 10-Q for the period ended on September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tian Jia, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 22, 2010

Great Wall Builders Ltd.,

/s/ Tian Jia

Tian Jia

CEO/CFO